UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2014

HARVEST NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300

Houston, Texas 77077

(Address of principal executive offices) (Zip Code)

(281) 899-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, on December 16, 2013, Harvest Natural Resources, Inc. (the “Company”) and its wholly owned subsidiary HNR Energia BV entered into a Share Purchase Agreement with Petroandina Resources Corporation N.V. and Pluspetrol Resources Corporation B.V. pursuant to which HNR Energia BV agreed to sell to Petroandina Resources Corporation N.V. all of HNR Energia BV’s 80% interest in Harvest-Vinccler Dutch Holding B.V.

In connection with the amended preliminary proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on March 27, 2014 regarding the transaction, consents of the Company’s independent accounting firms and independent reserve engineers are being filed as exhibits to this Form 8-K.

This Form 8-K should not be deemed to be a solicitation of any proxies. Approval of the transaction will be submitted to the Company’s stockholders for their consideration, and the Company will file a definitive proxy statement to be used to solicit stockholder approval of the transaction with the SEC. The Company’s stockholders are urged to read the definitive proxy statement regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the definitive proxy statement, as well as other filings with the SEC containing information about the Company and the transaction may be obtained, when available, at the SEC’s website at www.sec.gov. Copies of the definitive proxy statement may also be obtained, when available, without charge, by directing a request to Harvest Natural Resources, Inc., Investor Relations, 1177 Enclave Parkway, Suite 300, Houston, Texas 77077 or at the Company’s Investor Relations page on its corporate website at www.harvestnr.com. The Company, its directors and executive officers and Morrow & Co., LLC may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the approval of the transaction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

23.1	Consent of UHY LLP

23.2	Consent of PricewaterhouseCoopers LLP

23.3	Consent of Ryder Scott Company, LP.

23.4	Consent of PGFA Perales, Pistone & Asociados

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.
Dated: March 27, 2014
	By:	/s/ Keith L. Head
Keith L. Head
Vice President and General Counsel

EXHIBIT INDEX

23.1	Consent of UHY LLP

23.2	Consent of PricewaterhouseCoopers LLP

23.3	Consent of Ryder Scott Company, LP.

23.4	Consent of PGFA Perales, Pistone & Asociados